UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2018

Forestar Group Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500, Austin Texas 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code (512) 433-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 8, 2018, D.R. Horton, Inc. (“DHI”), the owner of approximately 75% of the outstanding common stock of Forestar Group Inc. (“Forestar”) disclosed selected preliminary Forestar financial and operating information as described below in Item 7.01 of this Form 8-K.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On February 8, 2018, DHI reported selected preliminary Forestar financial and operating information in DHI’s Form 10-Q for DHI’s quarter ended December 31, 2017. The selected preliminary Forestar financial and operating information reported by DHI is attached to this report as Exhibit 99.1.

The selected preliminary Forestar financial and operating information reported by DHI includes information after the closing of the acquisition on October 5, 2017 through December 31, 2017 and does not include significant transaction costs incurred by Forestar related to the acquisition.

The selected preliminary financial and operating information is based on management’s initial review of Forestar’s operations for the period reported by DHI and remains subject to audit by Forestar’s independent registered public accounting firm. Forestar’s audited financial statements for the annual period ended December 31, 2017 will be reported at a later date.

The selected preliminary Forestar financial and operating information reported by DHI included in Exhibit 99.1 hereto and incorporated by reference herein constitutes “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forestar cautions you not to place undue reliance on the selected preliminary financial and operating information as this information does not include Forestar’s full fiscal quarter ended December 31, 2017 and is based on preliminary unaudited estimates by management as of the date of this report and final results could differ materially.

The information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit:

Exhibit No.	Description

99.1	Unaudited Selected Preliminary Financial and Operating Information of Forestar Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.

Date: February 8, 2018	By:	/s/ CHARLES D. JEHL
		Name:	Charles D. Jehl
		Title:	Chief Financial Officer

3